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Exhibit 99.01

FLEXTRONICS INTERNATIONAL LTD.

LETTER OF TRANSMITTAL

Offer to Exchange up to $600,000,000 Principal Amount of 4.750% Notes due 2025
for a Like Principal Amount of 4.750% Notes due 2025 which have been registered under the
Securities Act of 1933 (the "exchange offer")

Pursuant to the Prospectus, dated                                    , 2015

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M. NEW YORK CITY TIME, ON                        , 2015, SUBJECT TO THE COMPANY'S RIGHT TO EXTEND THE EXPIRATION DATE FOR THE EXCHANGE OFFER (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION
(the "Exchange Agent")

For Delivery by Hand, Overnight Delivery, Registered or Certified Mail:

U.S. Bank National Association
Global Corporate Trust Services
Attn: Specialized Finance
111 Fillmore Ave. East, EP-MN-WS2N
St. Paul, MN 55107

By Facsimile: (651) 466-7372 Attention: Specialized Finance	To Confirm by Telephone: (800) 934-6802

For Information, Call:
(800) 934-6802

        Delivery of this Letter of Transmittal (this "Letter") to an address other than as set forth above, or transmission of this Letter via facsimile other than as set forth above, will not constitute a valid delivery.

        The undersigned acknowledges that he or she has received the prospectus, dated                                    , 2015 (the "Prospectus"), of Flextronics International Ltd., a Singapore company (the "Company"), and this Letter, which together constitute the Company's offer to exchange up to $600,000,000 aggregate principal amount of the Company's outstanding, unregistered 4.750% Notes due 2025 (the "Original Notes") for an equivalent amount of registered 4.750% Notes due 2025 (the "Exchange Notes"), upon the terms and subject to the conditions set forth in the Prospectus and this Letter. The Original Notes and the Exchange Notes are sometimes referred to in this Letter together as the "Notes" and all references to the Notes include references to the related guarantees. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

        For each Original Note accepted for exchange by us, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. Interest on the Exchange Notes will accrue at a rate of 4.750% per year from the most recent interest payment date to or for which interest has been paid or duly provided (or if no interest has been paid or duly provided for, from the issue date of the Original Notes). Interest on the Exchange Notes will be payable semiannually in arrears on June 15 and December 15 of each year, beginning December 15, 2015. The Exchange Notes will mature on June 15, 2025, unless redeemed or repurchased prior to that date. The terms of the Exchange Notes will be substantially identical to the terms of the Original

Notes, except that the Exchange Notes will be registered under the Securities Act of 1933, as amended (the "Securities Act"), and the transfer restrictions, registration rights and payment of additional interest in case of non-registration applicable to the Original Notes will not apply to the Exchange Notes.

        Any broker-dealer who holds Original Notes acquired for its own account as a result of market-making activities or other trading activities, and who will receive Exchange Notes in exchange for such Original Notes pursuant to the exchange offer, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of those Exchange Notes. The Prospectus may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes where such Original Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that it will make the Prospectus available to any broker-dealer for use in connection with any such resale for a period ending on the earlier of (i) 180 days from the effective date of the registration statement of which the Prospectus forms a part and (ii) the date on which a broker-dealer is no longer required by applicable law to deliver a prospectus in connection with market-making or other trading activities.

        The Company reserves the right, at any time or from time to time, to extend the exchange offer at its sole discretion, in which event the term "Expiration Date" for the exchange offer shall mean the latest time and date to which the exchange offer is extended. The Company intends to publicly announce any extension by making a timely release through an appropriate news agency.

        This Letter is to be completed by a holder of Original Notes either if certificates for such Original Notes are forwarded herewith or if a tender is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") in accordance with the procedures set forth in the Prospectus under the caption "The Exchange Offer—Procedures For Tendering" and an Agent's Message (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. The term "Book-Entry Confirmation" means confirmation of the book-entry tender of Original Notes into the Exchange Agent's account at the Book-Entry Transfer Facility.

        Delivery of documents to the Book-Entry Transfer Facility in accordance with its procedures does not constitute delivery to the Exchange Agent.

        The method of delivery of Original Notes and this Letter and all other required documents to the Exchange Agent is at the election and risk of the holders. Instead of delivery by mail, the Company recommends that holders use an overnight or hand delivery service. In all cases, holders should allow sufficient time to assure delivery to the Exchange Agent before the Expiration Date. No Letter or Original Notes should be sent to the Company.

        The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the exchange offer.

        List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES

	1	2	3

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

Total

*	Need not be completed if Original Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in column 2. See Instruction 2. Original Notes tendered must be in minimum denominations of $2,000 in principal amount and in integral multiples of $1,000 in excess thereof (provided that no Original Note of an unauthorized denomination may be outstanding after such tender).

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

        By crediting the Original Notes to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the exchange offer, including transmitting to the Exchange Agent an Agent's Message in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐
CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Company the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Original Notes, with full power of substitution, among other things, to cause the Original Notes to be assigned, transferred and exchanged.

        The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title to the Original Notes, free and clear of all security interests, liens, restrictions, charges and encumbrances or other obligations relating to their sale or transfer and not subject to any adverse claim when the Original Notes are accepted by the Company; (ii) the undersigned is not an "affiliate", as defined in Rule 405 under the Securities Act, of the Company or its subsidiaries; (iii) any Exchange Notes to be received by the undersigned will be acquired in the ordinary course of the undersigned's business; and (iv) at the time of commencement of the exchange offer it has not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes it will receive in the exchange offer.

        If the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned also acknowledges that the exchange offer is being made by the Company based upon the Company's understanding of interpretations by the staff of the Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties (i.e. Exxon Capital Holdings Corp., SEC No-Action Letter (May 13, 1998) ("Exxon Capital"), Morgan Stanley & Co., Inc., SEC No-Action Letter (June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (July 2, 1993)), that the Exchange Notes issued in exchange for the Original Notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holder is not an "affiliate", as defined in Rule 405 under the Securities Act, of the Company or its subsidiaries; (ii) such Exchange Notes received by the undersigned are acquired in the ordinary course of the undersigned's business; and (iii) such holder is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the Exchange Notes.

        However, the Company has not sought its own no-action letter and therefore the staff of the SEC has not considered the exchange offer in the context of a no-action letter. There can be no assurance that the staff of the SEC would make a similar determination with respect to the exchange offer as in other circumstances. If a holder of Original Notes is an affiliate of the Company or its subsidiaries, acquires the Exchange Notes other than in the ordinary course of such holder's business or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes (or is otherwise participating in the exchange offer for the purpose of distributing the Exchange Notes), such holder cannot rely on the position of the Staff enunciated in Exxon Capital or interpretive letters to similar effect and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby.

        All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal of Tenders" section of the Prospectus.

        Unless otherwise indicated in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of the Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes to the undersigned at the address shown above in the applicable box above.

        THE UNDERSIGNED, BY COMPLETING THE APPLICABLE BOX OR BOXES ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3 and 4)

              To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature (s) appear(s) on this Letter, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue Exchange Notes and/or Original Notes to:

Name(s):	(Please Type or Print)

Address:
(Including Zip Code)
(Complete accompanying IRS Form W-9)

☐	Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)

              To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter or to such person(s) at an address other than shown in the box entitled "Description of Original Notes" on this Letter above.(Book-Entry Transfer Facility Account Number, if applicable)

Name(s):	(Please Type or Print)

Address:
(Including Zip Code)

        IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES) OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

        PLEASE READ THIS ENTIRE LETTER CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

  PLEASE SIGN HERE
  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
  (Complete accompanying IRS Form W-9 below)

X:		,
X:		,
(Signature(s) of Registered Owner(s))	(Date)

Area Code and Telephone Number:

            If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

Title:

(Please Type or Print)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE
(if Required by Instruction 3)

Signature Guaranteed by an Eligible Institution:

(Authorized Signature)
(Title)
(Name and Firm)

Date:

 INSTRUCTIONS

Forming Part of the Terms and Conditions of the

Offer to Exchange up to $600,000,000 Principal Amount of 4.750% Notes due 2025
for a Like Principal Amount of 4.750% Notes due 2025 which have been registered under the Securities Act of 1933

Pursuant to the Prospectus, dated                        , 2015

1.     Delivery of this Letter and the Original Notes.

        This Letter or, in lieu thereof, an Agent's Message stating that the holder has expressly acknowledged receipt of, and agrees to be bound by and held accountable by, this Letter, is to be completed by or received with respect to holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Original Notes (or a Book-Entry Confirmation in the case of Original Notes in global form), as well as a properly completed and duly executed Letter (or facsimile thereof) and any other documents required by this Letter (or, in lieu thereof, an Agent's Message), must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date. Original Notes tendered hereby in exchange for Exchange Notes must be in minimum denominations of $2,000 in principal amount and in integral multiples of $1,000 in excess thereof (provided that no Original Note of an unauthorized denomination may be outstanding after such tender).

        The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter or Original Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

        See "The Exchange Offer" section of the Prospectus.

2.     Partial Tenders (not applicable to holders of Original Notes who tender by book-entry transfer); Withdrawals.

        If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box(es) above entitled "Description of Original Notes—Principal Amount Tendered." A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated by the tendering holder.

        A tender pursuant to the exchange offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written or facsimile transmission notice of withdrawal must: (i) be received by the Exchange Agent prior to the Expiration Date; (ii) specify the name of the person who deposited the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the certificate number(s), if any, and principal amount of such Original Notes); (iv) be signed by the depositor in the same manner as the original signature on this Letter by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Original Notes into the name of the person withdrawing the tender; and (v) specify the name in which any such Original Notes are to be registered, if different from that of the depositor. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes or otherwise comply with the Book-Entry Transfer Facility's procedures. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties.

3.     Signatures on this Letter, Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing without alteration, enlargement or any change whatsoever.

        If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

        If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

        When this Letter is signed by the registered holder(s) (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder(s), then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

        If this Letter is signed by a person other than the registered holder(s) of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder's or holders' name(s) appear(s) on the Original Notes.

        If this Letter or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter.

        Signature on a Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes are being or were tendered (i) by a registered holder who has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Letter or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity an "Eligible Institution").

4.     Special Issuance and Delivery Instructions.

        Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the exchange offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.     Tax Identification Number and Backup Withholding.

        U.S. federal income tax law generally requires that any reportable payments received by a holder in respect of a note be subject to backup withholding unless such holder provides the payor with such holder's correct Taxpayer Identification Number ("TIN") on IRS Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, such holder may be subject to backup withholding in an amount that is currently 28% of all reportable payments of principal and interest.

        Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Such holders that are U.S. Holders should nevertheless complete the attached IRS Form W-9 below, and check the box marked "exempt" in Part 2, to avoid possible erroneous backup withholding. See the attached General Instructions on IRS Form W-9 (the "W-9 Instructions") for additional instructions. A non-U.S. holder should not use the IRS Form W-9. Instead, in order for a non-U.S. holder to qualify as an exempt recipient and not to be subject to backup withholding, such non-U.S. holder must give the Company a completed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding), or other appropriate Form W-8. These forms may be obtained from the Internal Revenue Service's website, www.irs.gov.

        You are a U.S. Holder if you are, for U.S. federal income tax purposes, (i) a citizen or an individual resident of the United States (including a U.S. resident alien), (ii) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States or any political subdivision thereof or therein, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (a) a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Internal Revenue Code, are authorized to control all substantial decisions of the trust; or (b) in general, the trust was in existence on August 20, 1996 and was treated as a U.S. person under the Internal Revenue Code on the previous day and made a valid election under applicable Treasury regulations to continue to be so treated.

        To prevent backup withholding on reportable payments, each tendering U.S. Holder of Original Notes must provide its correct TIN by completing the IRS Form W-9 set forth below, certifying that the U.S. Holder is a U.S. citizen or other U.S. person, and that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Instructions for information on which TIN to report. If a U.S. Holder does not have a TIN, such holder should consult the W-9 Instructions for instructions on applying for a TIN.

        If backup withholding applies, the payor will withhold the appropriate percentage (currently 28%) from payments to the payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, if certain required information is timely provided to the IRS. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6.     Transfer Taxes.

        Holders who tender their Original Notes for exchange will generally not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the exchange offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

7.     Waiver of Conditions.

        The Company reserves the right, in its sole discretion, to waive satisfaction of any or all conditions enumerated in the Prospectus at any time and from time to time prior to the Expiration Date.

8.     No Conditional Tenders.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter or, in lieu thereof, an Agent's Message, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

        None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9.     Mutilated, Lost, Stolen or Destroyed Original Notes.

        Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

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PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS Forming Part of the Terms and Conditions of the Offer to Exchange up to $600,000,000 Principal Amount of 4.750% Notes due 2025 for a Like Principal Amount of 4.750% Notes due 2025 which have been registered under the Securities Act of 1933 Pursuant to the Prospectus, dated , 2015